SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     September 27, 1996


                             SPARTECH CORPORATION
     (Exact name of registrant as specified in its charter)


         DELAWARE                  1-5911                43-0761773
(State or other jurisdiction     (Commission            (IRS Employer
   of incorporation)              File Number)        Identification No.)



 7733 Forsyth Blvd., Suite 1450, Clayton, Missouri                 63105
 (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:      (314) 721-4242












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                      SPARTECH CORPORATION

                            FORM 8-K


Item 5.  Other Events

     On September 27, 1996, Spartech Corporation ("the Company") completed its acquisition of the net operating assets of Hamelin Group Inc. (Hamelin).

     Hamelin is a leading manufacturer of extruded plastic sheet, color concentrate and molded food packaging, industrial & housewares products and is based in Montreal, Canada. It has two extruded sheet plants, one color concentrate facility and three molding operations located in Canada and a molding operation located in the United States.

     The acquisition was financed through a combination of additional borrowings and a common stock equity offering of the Company.

Item 7.  Financial Statements and Exhibits

     Exhibits

      2 Asset Purchase and Sale Agreement between Spartech Corporation, Hamelin
        Group Inc., Hamelin Industries Inc., Robert Hamelin and Hamro Group, Inc. dated June 7, 1996 (incorporated by reference to the correspond-ing Exhibit filed by the Registrant with the Form 8-K dated June 7,
        1996).

     99 Spartech press release dated September 27, 1996.





















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                           SIGNATURES


     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SPARTECH CORPORATION



Date  October 10, 1996                  By /S/ Randy C. Martin
                                      Randy C. Martin
                                      Vice President-Finance and
                                      Chief Financial Officer



































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                           SIGNATURES


     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SPARTECH CORPORATION



Date   October 10, 1996                 By
                                      Randy C. Martin
                                      Vice President-Finance and
                                      Chief Financial Officer



































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                          EXHIBIT 99














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